Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Annual Report of U-Swirl, Inc. (the “Company”) on Form 10-K for the fiscal year ended February 28, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ulderico Conte, Chief Executive Officer (Principal Executive Officer) and interim Chief Financial Officer (Principal Financial Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 11, 2014	/s/ Ulderico Conte
Ulderico Conte, Chief Executive Officer and interim Chief Financial Officer
(Principal Executive Officer and interim Principal Financial Officer)